Exhibit 10.3

PERPANJANGAN NOTA KESEPAHAMAN ANTARA PEMERINTAH REPUBLIK INDONESIA DENGAN PT FREEPORT INDONESIA	EXTENSION TO MEMORANDUM OF UNDERSTANDING BETWEEN THE GOVERNMENT OF INDONESIA AND PT FREEPORT INDONESIA
Perpanjangan Nota Kesepahaman ini dibuat dan ditandatangani pada tanggal 23 Januari 2015 oleh dan antara:

1.Pemerintah Republik Indonesia dalam hal ini diwakili oleh R. Sukhyar, Direktur Jenderal Mineral dan Batubara, Kementerian Energi dan Sumber Daya Mineral (selanjutnya disebut "Pemerintah"); dan

2.PT Freeport Indonesia, sebuah perseroan terbatas yang telah didirikan secara sah menurut hukum Indonesia, berdomisili di Plaza 89, lantai 5, suite 501, JL. HR Rasuna Said Kav, X-7 No. 6, Kuningan 12490, yang dalam hal ini diwakili oleh Maroef Sjamsoeddin selaku Presiden Direktur (selanjutnya disebut "Perusahaan");

(Pemerintah dan Perusahaan bersama-sama disebut "Para Pihak")

This Extension to the Memorandum of Understanding is made and undersigned on January 23, 2015 by and between:

1.The Government of the Republic of Indonesia, which in this matter is represented by R. Sukhyar, the Director General of Mineral and Coal, Ministry of Energy and Mineral Resources (hereinafter referred to as the "Government"); and

2.PT Freeport Indonesia, a limited liability company duly established based on the law of the Republic of Indonesia, having its address at Plaza 89 5th Floor, JI. H.R. Rasuna Said Kav. X-7 No. 6, Kuningan 12940, which is represented in this matter by Maroef Sjamsoeddin its President Director (hereinafter referred to as the "Company").

(The Government and the Company together shall hereinafter be referred to as the "Parties").

Bahwa Para Pihak dengan itikad baik pada tanggal 25 Juli 2014 telah menandatangani Nota Kesepahaman ("Nota Kesepahaman") yang pada prinsipnya telah menyetujui 6 (enam) isu strategis amandemen Kontrak Karya ("KK") untuk dapat dituangkan ke dalam rumusan naskah Amandemen KK;

Bahwa jangka waktu Nota Kesepahaman dimaksud berakhir pada tanggal 25 Januari 2015, mengingat Para Pihak belum menyepakati seluruh redaksional rumusan naskah Amandemen KK sampai pada batas waktu tersebut, sehingga apabila Para Pihak beritikad baik untuk menyelesaikan rumusan naskah Amandemen KK, maka Nota Kesepahaman ini perlu dilakukan perpanjangan;

Whereas, the Parties in good faith on 25 July 2014 have entered into a Memorandum of Understanding ("MOU"), which in principle agreed to the 6 (six) strategic issues to the amendment of the Contract of Work ("COW") to be incorporated into provisions of the COW Amendment document.

Whereas, the term of the MOU expires on 25 January 2015, and since the Parties have not yet agreed to all provisions of the COW Amendment document until its expiration date, thus the Parties in good faith to settle provisions of the COW Amendment document, then an extension should be made to the MOU;

OLEHKARENANYA Para Pihak menyepakati hal-hal sebagai berikut:

1.Bahwa Para Pihak setuju untuk melakukan Perpanjangan Nota Kesepahaman dimaksud yang berlaku sampai tanggal 25 Juli 2015.

2.Bahwa selama masa Perpanjangan Nota Kesepahaman dimaksud:
Perusahaan setuju membayar kewajiban keuangan yang berlaku efektif sesuai dengan Nota Kesepahaman;
Perusahaan akan melaksanakan ekspor konsentrat tembaga sesuai dengan persyaratan perpanjangan rekomendasi ekspor berdasarkan MOU dan peraturan perundang-undangan; dan
Para Pihak setuju untuk segera menyelesaikan naskah amandemen KK dalam jangka waktu perpanjangan Nota Kesepahaman ini.

3.Selain melanjutkan pembahasan hal-hal yang disepakati dalam Nota Kesepahaman, maka Para Pihak sepakat untuk membahas hal-hal berikut selama perpanjangan Nota Kesepahaman ini:
Peningkatan peran dan kontribusi Perusahaan dalam pembangunan Wilayah Papua dan perekonomian Indonesia pada umumnya; dan
Usaha-usaha maksimal dalam mendukung pengembangan industri terkait sehubungan dengan operasi Perusahaan di Wilayah Papua.

4.Para pihak sepakat melanjutkan dan mempercepat penyelesaian ketentuan-ketentuan kepastian legal dan fiskal bagi kelangsungan operasi perusahaan.

NOW, THEREFORE, the Parties agree as follows:

1.Whereas the Parties agree to enter into an extension to the MOU that will be effective until 25 July 2015.

2.Whereas during the Extension term of the MOU:
The Company agrees to continue to pay the financial obligations that were made effective in accordance with the MOU;
The Company will continue to export copper concentrates in accordance with the requirements of extension of export recommendation pursuant to the MOU and applicable laws and regulations, and
The Parties agree to immediately settle the COW Amendment document within the term of this MOU extension.

3.In addition to continue the discussion of the issues that have been agreed under the MOU, the Parties agree to discuss the following items during the MOU extension:
Increase the Company's role and contribution in the development of Papua region and economy of Indonesia in general; and
Enhanced efforts in supporting the development of related industries with regard to the Company's operation in Papua Region.

4.The Parties agree to continue and expedite completion of the provisions for legal and fiscal certainty for continuation of the Company's operation.

Demikianlah perpanjangan Nota Kesepahaman ini ditandatangani dan dibuat dalam 2 (dua) rangkap asli untuk masing-masing pihak.	IN WITNESS WHEREOF, this extension of the MOU is made in duplicate, each copy being considered an original, duly stamped, and legally equal.

Atas nama Pemerintah Direktur Jenderal Mineral dan Batubara Kementerian Energi dan Sumber Daya Mineral /s/ R. Sukhyar (R. Sukhyar)	Atas nama PT Freeport Indonesia Presiden Direktur PT Freeport Indonesia /s/ Maroef Sjamsoeddin (Maroef Sjamsoeddin)